AMENDMENT NO. 2 TO SPONSORED MEMBERSHIP AGREEMENT

     THIS AMENDMENT NO. 2 TO SPONSORED MEMBERSHIP AGREEMENT (this "AMENDMENT")
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is made and entered into as of June 7, 2010 (the "AMENDMENT EFFECTIVE DATE"),
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by and between GREEN DOT CORPORATION, a Delaware corporation ("NETWORK
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OPERATOR"), and MERCHANT PROCESSING INTERNATIONAL, INC. D/B/A BANK FREEDOM, a
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California corporation ("SPONSORED MEMBER").
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A.     WHEREAS, Network Operator and Sponsored Member are parties to that certain Network Membership Agreement dated January 10, 2008 (as amended, the "AGREEMENT"); and
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B.     WHEREAS, Network Operator and Bank desire to further amend the Agreement as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.     Defined Terms.  Capitalized terms used but not otherwise defined herein
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shall have the meanings set forth in the Agreement.

2.     Exclusivity.  Effective on and as of July  11, 2011, Section 2 of the
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Agreement is and shall be deleted in its entirety and replace with the following:

 "2.    Network Membership.  Sponsored Member is hereby granted the right to be
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a participant in the Network with respect to Cards issued by Issuing Bank.  Such right shall permit Cardholders to Load their Cards at any Merchant Site. Sponsored Member acknowledges that it shall receive no compensation from Network Operator in respect of Loads. Sponsored Member agrees to pay the fees described in Exhibit A hereto in consideration of Network Operator's grant of membership
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to Sponsored Member."

3.     Compensation.  Effective on and as of January 11, 2011, section (c) of
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Exhibit A of the Agreement is and shall be deleted in its entirety.

4.     Coverage.  Sponsored Member agrees to include the Network as a reload
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option for every Card program provided by Sponsored Member that has a cash loading option; provided, however that the foregoing requirement shall not apply to Card programs provided by Sponsored Member which are co-branded with a third party (e.g., a check cashing chain) . Notwithstanding the foregoing, Network Operator shall have the right to review each such program and approve/reject of such program's ability to receive Loads via the Network in its sole and absolute discretion.

5.     Extension of Term.  The Initial Term of the Agreement is hereby extended
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     for an additional three (3) years, such that the Initial Term shall expire on January 10, 2014. Following the expiration of the Initial Term, the Agreement may renew as set forth in the Agreement.

6.     Conflict.  In the event of any conflict between the terms of the
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Agreement and this Amendment, this Amendment will control solely with respect to the subject matter herein.  The Agreement will otherwise control.

7.     Effect of Amendment.  Except as specifically amended herein, the
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Agreement will remain in full force and effect in accordance with its terms.

8.     Miscellaneous.  This Amendment shall be governed by and construed and
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enforced in accordance with the internal laws of the State of
StateplaceCalifornia. This Amendment may be executed by facsimile and in counterparts, each of which shall be deemed an original, and both of which when taken together shall be deemed one and the same instrument. The Agreement, as amended hereby, sets forth the entire agreement of the parties with respect to the subject matter hereof and thereof, superseding any and all prior or contemporaneous agreements or understanding, whether written or oral, between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.


GREEN DOT CORPORATION          MERCHANT PROCESSING INTERNATIONAL, INC.


By:   \s\ Steve Streit              By:   \s\ Bruce Berman
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      Steve Streit                        Name:  Bruce Berman
      Chief Executive Officer             Title: President